Exhibit 99.1

W TECHNOLOGIES, INC.

EFFECTIVENESS OF FORM 10

REGISTRATION STATEMENT

Beverly Hills, CA, February 19, 2021 – via iCrowdNewswire 9:45AM ET

W Technologies, Inc., (“W Tech or the Company”), (OTC:WTCG) announced today that its Form 10 Registration Statement as filed with the U.S. Securities and Exchange Commission (the “SEC”) became effective on February 16, 2021. Following the effective date, the Company will be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”). This means the Company will begin filing annual reports with the SEC on Form 10-K, quarterly reports on Form 10-Q, periodic reports on Form 8-K and subject itself to additional SEC reporting obligations related to proxies, shareholder actions and stock ownership rules.

The Form 10 filing provides investors detailed and audited information about the Company’s operations, including an overview of the business strategies, risk factors and financial statements. This additional information should help our investors make a more educated investment decision about the Company. A copy of the Form 10 is available at www.sec.gov under the name of W Technologies, Inc.

“The effectiveness of our Form 10 registration statement is a major milestone,” said Mikael Lundgren, CEO of W Tech.

About W Technologies, Inc.

At this time, the Company’s purpose is to seek, investigate and, if such investigation warrants, acquire an interest in business opportunities presented to it by persons or firms who or which desire to seek the perceived advantages of an Exchange Act registered corporation. The Company will not restrict its search to any specific business, industry or geographical location and the Company may participate in a business venture of virtually any kind or nature. This discussion of the proposed business is purposefully general and is not meant to be restrictive of the Company’s virtually unlimited discretion to search for and enter into potential business opportunities.

The Company is currently developing several opportunities in the fields of CBD, healthcare and consumer products, such as alcoholic beverages, with the intent to roll up into the Company any situation which results, after extensive review and due diligence, into a signed deal which can be consummated as a roll-up. No deals are currently being negotiated but the Company expects to have more information about specific situations within the next 45 days.

Forward-Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of the U.S. securities laws. Words such as “may,” “would,” “could,” “should,” “potential,” “will,” “seek,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “expect” and similar expressions as they relate to the Company, are intended to identify forward-looking information. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company’s current views and intentions with respect to future events, based on information available to the Company, and are subject to certain risks, uncertainties and assumptions. While forward-looking statements are based on data, assumption and analyses that the Company believes are reasonable under the circumstances, whether actual results, performance or developments will meet the Company’s expectations and predictions depends on a number of risks and uncertainties that could cause the actual results, performance and financial condition of the Company to differ materially from its expectations. Certain of the “risk factors” that could cause actual results to differ materially from the Company’s forward-looking statements, if any, in this press release include, without limitation; general economic, market and business conditions and factors, including the risk factors discussed or referred to in the Company’s Form 10 Registration Statement as filed with the U.S. Securities and Exchange Commission and available at www.sec.gov. Should any factor affect the Company in an unexpected manner or should assumptions underlying any such forward-looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward look information. The forward-looking information included in this press release is made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

CONTACT INFORMATION

W Technologies, Inc.

Mikael Lundgren, CEO

Tel: 424 522 9977